Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 2 TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
This AMENDMENT No. 2 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment No. 2”) is made as of May 23, 2014 among (a) Miami AP Hotel, L.L.C., FelCor/JPM Hospitality (SPE), L.L.C., DJONT/JPM Hospitality Leasing (SPE), L.L.C., FelCor/JPM Boca Raton Hotel, L.L.C., DJONT/JPM Boca Raton Leasing, L.L.C. and Charleston Mills House Hotel, L.L.C. (collectively, the “Borrowers”), (b) JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) for the Lenders, and (c) the Lenders signatory hereto.
WHEREAS, Borrowers, the Lenders and Administrative Agent are parties to an Amended and Restated Revolving Credit Agreement, dated as of December 18, 2012, as amended by Amendment No. 1 thereto, dated as of March 1, 2013 (as amended, the “Existing Credit Agreement”), pursuant to which the Lenders have agreed to make loans to Borrowers on the terms and conditions set forth therein; and
WHEREAS, Borrowers have requested that the Lenders clarify certain aspects of the minimum liquidity test set forth in Section 8.07(b) in connection with a refinancing of certain of the Senior Secured Notes;
NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 2, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Existing Credit Agreement.
2.    Amendment to the Existing Credit Agreement. As of the Second Amendment Effective Date (as defined in Section 4 hereof), Section 8.07(b) of Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)     Minimum Liquidity Test. On August 1, 2014, unrestricted cash and Permitted Investments of FelCor Trust and its Subsidiaries, unused and available Commitments and amounts available to be drawn under other credit facilities of FelCor Trust and its Subsidiaries shall equal or exceed the sum of (A) the aggregate principal amount of all recourse debt and the aggregate amount of preferred, convertible or other securities that require mandatory cash purchases, redemption or payments, in each case that matures within one-year of the Stated Maturity Date (without giving effect to any extension thereof), including the then outstanding principal balance of the Senior Secured Notes (2014), and (B) $25,000,000.”
3.    Provisions of General Application.
3.1.    Representations and Warranties. Borrowers hereby represent and warrant as of the date hereof that (a) each of the representations and warranties of Borrowers contained in the

Existing Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Existing Credit Agreement or this Amendment No. 2 are true as of the date as of which they were made and are true in all material respects (unless such representations are qualified as to “materiality”, “Material Adverse Effect” or with similar language, in which case such representations shall be true in all respects) at and as of the date of this Amendment No. 2 (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of (i) each of the Borrowers (other than the Miami Owner and the Charleston Borrower) attached to the Secretary’s Certificate dated as of March 4, 2011, (ii) the Miami Owner attached to the Secretary’s Certificate dated as of December 11, 2012, and (iii) the Charleston Borrower attached to the Secretary’s Certificate dated as of March 1, 2013, in each case remain in full force and effect and such organizational documents have not been amended, modified, annulled, rescinded or revoked since March 4, 2011, December 11, 2012, or March 1, 2013, respectively, and (d) this Amendment No. 2 and each other Loan Document, certificate or other documentation delivered in connection herewith has been duly authorized, executed and delivered by each of Borrowers and is in full force and effect as of the Second Amendment Effective Date, and the agreements and obligations of each of Borrowers contained herein and therein constitute the legal, valid and binding obligations of each of Borrowers, enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.
3.2.    No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment No. 2, all of the terms, conditions and provisions of the Existing Credit Agreement remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects. The Existing Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.
3.3.    Governing Law. THIS AMENDMENT No. 2 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
3.4.    Assignment. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.
3.5.    Counterparts. This Amendment No. 2 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
3.6    Loan Documents. This Amendment No. 2 shall be deemed to be a Loan Document under the Existing Credit Agreement and shall be construed, administered, and applied in accordance with all of the terms and provisions of the Loan Documents.

3.7    Further Assurances. Borrowers shall, at any time and from time to time following the execution of this Amendment No. 2, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment No. 2, in each case, as reasonably determined by Administrative Agent.
3.8    Credit Agreement References. On and after to the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Loan Document or other document executed in connection with the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment No. 2 and any other amendments effective prior to the date hereof.
4.    Effectiveness of this Amendment No. 2. This Amendment No. 2 shall become effective on the date on which the following conditions precedent are satisfied (the “Second Amendment Effective Date”):
(a)    Each of the Administrative Agent, Borrowers, Guarantors and Lenders constituting Required Lenders shall have executed and delivered this Amendment No. 2, and Borrowers shall have delivered all other documentation, opinions, certificates as required hereunder.
(b)    The representations and warranties of Borrowers contained in the Existing Credit Agreement and each of the other Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (except to the extent that such representations and warranties expressly speak as of a different date);
(c)     On and as of the Second Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(d)    Since the Restatement Date, there shall not have been any material adverse change in the business, condition, operations, performance, or properties of Borrowers that is reasonably likely to or which could reasonably be expected to have or result in a Material Adverse Effect;
(e)    Borrowers shall have delivered a certificate of an Authorized Officer (1) containing incumbency certificates of Borrowers and Guarantors, (2) attaching resolutions authorizing this Amendment No. 2, and (3) confirming (x) no changes to the Organizational Documents of Borrowers and Guarantors from those copies delivered on the Restatement Date or such other date indicated above and (y) satisfaction of the condition set forth in clause (d) above.
(f)    Borrowers shall have paid to Administrative Agent, for its own account, all reasonable, out-of-pocket fees and expenses (including legal fees and expenses) that are due and payable as of the date hereof.
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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 2 as of the date set forth above.

BORROWERS:	FELCOR/JPM HOSPITALITY (SPE), L.L.C.

	By:	/s/Bianca Sandoval Green
	Name:	Bianca Sandoval Green
	Title:	Vice President and Associate General Counsel

DJONT/JPM HOSPITALITY LEASING (SPE), L.L.C.

	By:	/s/Bianca Sandoval Green
	Name:	Bianca Sandoval Green
	Title:	Vice President and Associate General Counsel

FELCOR/JPM BOCA RATON HOTEL, L.L.C.

	By:	/s/Bianca Sandoval Green
	Name:	Bianca Sandoval Green
	Title:	Vice President and Associate General Counsel

DJONT/JPM BOCA RATON LEASING (SPE), L.L.C.

	By:	/s/Bianca Sandoval Green
	Name:	Bianca Sandoval Green
	Title:	Vice President and Associate General Counsel

MIAMI AP HOTEL, L.L.C.

	By:	/s/Bianca Sandoval Green
	Name:	Bianca Sandoval Green
	Title:	Vice President and Associate General Counsel

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement

CHARLESTON MILLS HOUSE HOTEL, L.L.C.

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement

GUARANTORS AND PRINCIPALS:    Each Guarantor and Principal, as applicable, by its signature below hereby (i) acknowledges Amendment No. 2 to the Existing Credit Agreement, (ii) reaffirms (a) its pledge or guaranty (including the Environmental Indemnity), as applicable, as security for the payment and performance when due of all of the Obligations of all Borrowers in accordance with the applicable Loan Documents to which it is a party, including the Credit Agreement, and (b) the representations, warranties and covenants set forth in Sections 6.34 and 7.23(e) of the Credit Agreement, as applicable, and (iii) confirms that the Loan Document(s) to which is party shall remain in full force and effect after giving effect to Amendment No. 2 to the Existing Credit Agreement.

FELCOR/JPM HOSPITALITY HOLDCO (SPE), L.L.C.,
as Principal of Hospitality Owner

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

DJONT/JPM HOSPITALITY LEASING HOLDCO (SPE), L.L.C.
as Principal of Hospitality Operating Lease

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

FELCOR LODGING LIMITED PARTNERSHIP,
as Principal of Dana Point Owner

By:	FelCor Lodging Trust Incorporated, its General Partner

	By:	/s/Bianca Sandoval Green
	Name:	Bianca Sandoval Green
	Title:	Vice President and Associate General Counsel

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement

FELCOR TRS HOLDINGS, L.L.C.,
as Principal of Dana Point Operating Lessee

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

FELCOR PENNSYLVANIA COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

FELCOR LODGING TRUST INCORPORATED,
a Maryland corporation

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

MIAMI AP HOTEL HOLDCO, L.L.C.
as Principal of Miami Owner

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

CHARLESTON MILLS HOUSE HOTEL HOLDCO, L.L.C.,
as Principal of Charleston Owner

By:	/s/Bianca Sandoval Green
Name:	Bianca Sandoval Green
Title:	Vice President and Associate General Counsel

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement

LENDERS:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

	By:	/s/Mohammad Hasan
	Name:	Mohammad Hasan
	Title:	Vice President

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement

DEUTSCH BANK TRUST COMPANY AMERICAS

By:	/s/J.T. Johnston Coe
Name:	J.T. Johnston Coe
Title:	Managing Director

By:	/s/David Naranjo
Name:	David Naranjo
Title:	Vice President

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/George Sherman
Name:	George Sherman
Title:	Director

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement

FIFTH THIRD BANK

By:	/s/Casey Gehrig
Name:	Casey Gehrig
Title:	Vice President

Signature Page to Amendment No. 2 to FelCor Amended and Restated Revolving Credit Agreement